Managed
HIGH INCOME
Portfolio Inc.

[GRAPHIC]

Quarterly
Report
November 30, 2001

Managed
HIGH INCOME
Portfolio Inc.

LETTER TO
SHAREHOLDERS

Dear Shareholder:

     Enclosed herein is the quarterly report for the Managed High Income Portfolio Inc. ("Fund") for the nine months ended November 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

     Over the past nine months, the Fund distributed income dividends to shareholders totaling $0.67 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its November 30, 2001 net asset value ("NAV") per share and New York Stock Exchange ("NYSE") closing price.(1)

            Price                Annualized              Nine-Month
           Per Share          Distribution Rate(2)     Total Return(2)
          ------------        --------------------     ---------------
          $7.23 (NAV)              10.46%                 (10.81)%
          $7.42 (NYSE)             10.19%                 (10.09)%

     During the period, the Fund generated a total return based on its November 30, 2001 NAV of negative 10.81%. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group of high current yield (closed-end) funds returned negative 16.71% based on NAV for the same period.

-----------
(1) The NAV is calculated by subtracting the total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market
     (NYSE) price as determined by supply of and demand for the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.063 for 12 months. This rate is as of December 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3)  Lipper is a major independent fund tracking organization.

Overview: Market and Fund Performance

     During the month of November, the high-yield market, as measured by the Bear Stearns High Yield Bond Index ("Bear Stearns Index"),(4) continued to move higher. For the past twelve months, the high-yield market has generated modestly positive total returns, driven by average price declines of around 7% to 9% offset by 11% to 12% interest income.

     During November, as the prospects for an economic recovery next year improved, investors began to sell out of U.S. Treasury notes and bonds. As a result, Treasury prices declined by 3% to 6%, depending on maturity, with yields on intermediate and long-term Treasuries moving back up to the low 5% range from the low 4% range at the end of September. In anticipation of a gradually improving economy in 2002, investors began to increase their exposure to a broad cross-section of the more cyclical high-yield basic-material, industrial and consumer cyclical bonds. As a result, we began to see stronger performance from these more cyclical sectors in November. The best performing sectors included consumer cyclicals, technology, basic materials and wireless telecommunications.

     Over the past twelve months, the best performing sectors in the Bear Stearns Index as well as the Fund have been consumer non-cyclicals, energy, consumer cyclicals and basic materials, with technology and telecommunications issues dramatically underperforming. The performance differential between these sectors for the past twelve months was more than 50%, with the better performing sectors generating total returns in the 10% to 20% range and the worst performing sectors generating total returns in the negative 25% to negative 50% range.

     In response to the continued near-term deterioration in the economy in the fourth quarter, the U.S. Federal Reserve Board ("Fed") continued to reduce short-term interest rates further in the fourth quarter by another 125 basis points,(5) or 1.25%, to 1.75%, and indicated that further reductions were possible. Short-term interest rates have not been this low since the early 1960's. It appears that the war against terrorism is succeeding, which would add considerable positive support to consumer sentiment. The U.S. equity market has responded and recovered considerably from its September lows. In addition to the monetary stimulus the Fed has provided, we would expect further fiscal stimulus in the form of tax cuts and added spending from the U.S. Government

-----------
(4) The Bear Stearns Index is a comprehensive measure of the high-yield market, composed of more than 1,400 high-yield securities across a wide spectrum of industries. The Bear Stearns Index is 100% rules based and trader priced. Please note that an investor cannot invest directly in an index.

(5)   A basis point is 0.01% or one one-hundredth of a percent.

in 2002, which should also provide a further impetus for an economic recovery next year. There is little debate that a recovery will take time to occur and will most likely be gradual. We are not expecting a dramatic improvement in corporate profits and overall economic growth but a more gradual recovery that will take several quarters to become established. Nevertheless, any recovery would be extremely positive for the high-yield market.

     After the recent price declines, the high-yield market is trading at recessionary valuations, with yield spreads(6) over U.S. Treasuries exceeding 8.50% (850 basis points). These are levels that we approached during the last recession in 1990. Cumulative 12-month default rates have now risen to around 10% and should be nearing a peak in the next three months. We believe the overall market is already discounting this higher default rate into current valuation levels. Consequently, we believe the high-yield market, on a longer term basis, offers attractive value at current levels.

     In the second half of this year, we shifted our investment strategy to an increasingly more defensive credit posture. We accomplished this repositioning in several ways. We continued to cut our exposure to lower rated issues and continued to add higher rated issues with credit ratings of BB/Ba and higher. This focused strategy on portfolio credit quality has enabled us to avoid almost all of the defaults occurring in the high-yield market. This strategy has been somewhat undermined by the continued credit deterioration of many companies in an extremely difficult economic environment. We also slashed our telecommunications positions that were vulnerable to further deterioration. At the same time we also continued to underweight the more cyclical industries and became increasingly more selective in our investment additions to the portfolio, emphasizing the better quality and more defensive companies in health care, cable TV, media, operating utilities and regional gaming. The net result of this near-term cautious strategy has been the buildup of cash in the funds, which peaked at around 15% of total assets in September. In the short term, this strategy reduced current income because the higher quality issues and cash generated a lower amount of income.

     We are now repositioning the portfolio in a broad cross-section of better quality industrial and consumer bonds that are providing generous yield premiums over other fixed-income securities such as U.S. Treasuries and federal agencies. Our goal is to be well-diversified across a number of economically sensitive sectors to take advantage of an eventual economic recovery in 2002.

-----------
(6) Yield spread is the difference between yields on securities of the same quality but different maturities, or the difference between yields on securities of the same maturity but different quality.

We have now started to redeploy cash back into the high-yield market, gradually adding to some of the better quality BB and higher rated issues in economically sensitive sectors such as lodging, transportation, basic industries, general industrials and consumer cyclicals. We will continue to redeploy cash back into the market through the end of this year in anticipation of a recovery in 2002.

     In summary, we remain confident the high-yield market has finally reached a meaningful bottom after several false starts and will gradually recover over the next two to three years. We remain focused on generating upside price performance after three difficult years and will continue to position the funds in bonds that have the most upside price potential. These tend to be the deeper discount issues of the better quality companies. We strongly believe that, despite the near-term difficulties and challenges, we can generate improving performance over time given our current strategy.

     Thank you for your investment in the Managed High Income Portfolio Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ Heath B. McLendon                        /s/ John C. Bianchi, CFA

Heath B. McLendon                            John C. Bianchi, CFA
Chairman                                     Vice President and
                                             Investment Officer

December 13, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 through 24 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.

Take Advantage of the Fund's Dividend Reinvestment Plan!

     Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

     As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 38. Below is a short summary of how the Plan works.

Plan Summary

     If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

     The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

     If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

     If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     To find out more detailed information about the Plan and about how you can participate, please call PFPCGlobal Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 96.8%

Aerospace and Defense -- 0.6%
     310,000    B       BE Aerospace Inc., Sr. Sub. Notes,
                          8.000% due 3/1/08                           $  257,300
     975,000    B-      Dunlop Standard Aerospace Holdings,
                          Sr. Notes, 11.875% due 5/15/09                 989,625
   1,040,000    CCC+    Hexcel Corp., Sr. Sub. Notes,
                          9.750% due 1/15/09                             556,400
--------------------------------------------------------------------------------
                                                                       1,803,325
--------------------------------------------------------------------------------
Airlines -- 1.6%
   1,260,000    BB-     Air Canada, Sr. Notes, 10.250% due 3/15/11       648,900
   6,296,588    BB      Airplanes Pass Through Trust, Corporate
                          Collateralized Mortgage Obligation,
                          Series D, 10.875% due 3/15/19                1,888,976
                        Continental Airlines, Inc.:
     796,818    A         6.900% due 1/2/17                              685,544
     520,000    AA-       Sr. Notes, 6.703% due 6/15/21                  462,191
                        United Air Lines, Inc.:
     275,000    A         6.392% due 9/1/11                              212,986
     670,000    A         Sr. Notes, 7.811% due 10/1/09                  577,352
     581,785    A-      US Airways Group, Inc., Tranche A,
                          Secured Notes, 8.360% due 1/20/19              533,282
--------------------------------------------------------------------------------
                                                                       5,009,231
--------------------------------------------------------------------------------
Alternative Power Generation -- 4.2%
                        AES Corp., Sr. Sub. Notes:
   1,040,000    Ba1*      8.750% due 12/15/02                          1,045,200
   3,140,000    Ba2*      10.250% due 7/15/06                          3,092,900
   1,230,000    Ba1*      9.375% due 9/15/10                           1,230,000
     920,000    Ba2*    AES Drax Energy Ltd., Secured Notes,
                          11.500% due 8/30/10 (b)                        898,150
                        Calpine Corp., Sr. Notes:
   3,550,000    Baa3*     10.500% due 5/15/06                          3,665,375
   1,330,000    Baa3*     8.500% due 5/1/08                            1,325,592
   1,200,000    Baa3*     8.500% due 2/15/11                           1,196,812
                        Covanta Energy Corp.:
     410,000    BBB+      9.250% due 3/1/22                              416,566
     520,000    BBB       Sub. Notes, 6.000% due 6/1/02                  502,841
--------------------------------------------------------------------------------
                                                                      13,373,436
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Aluminum -- 0.8%
                        Kaiser Aluminum & Chemical Corp.:
     500,000    B         Series B, Sr. Notes,
                            10.875% due 10/15/06                     $   460,000
     445,000    B         Series D, Sr. Notes, 10.875% due 10/15/06      409,400
   2,205,000    CCC+      Sr. Sub. Notes, 12.750% due 2/1/03           1,664,775
--------------------------------------------------------------------------------
                                                                       2,534,175
--------------------------------------------------------------------------------
Apparel/Footwear -- 0.9%
                        Levi Strauss & Co.:
     525,000    BB-       Sr. Notes, 11.625% due 1/15/08 (b)             448,875
     365,000    BB-       Sub. Notes, 7.000% due 11/1/06                 268,275
     765,000    BBB-    Tommy Hilfiger USA Inc., Sub. Notes,
                          6.500% due 6/1/03                              771,779
     550,000    B-      Tropical Sportswear International Corp.,
                          Sr. Sub. Notes, 11.000% due 6/15/08            561,000
     720,000    B-      William Carter Co., Sr. Sub. Notes,
                          10.875% due 8/15/11 (b)                        788,400
--------------------------------------------------------------------------------
                                                                       2,838,329
--------------------------------------------------------------------------------
Apparel/Footwear - Retail-- 0.4%
   1,035,000    BBB+    Gap Inc., Sr. Notes, 8.800% due 12/15/08 (b)   1,087,735
     190,000    CCC+    J. Crew Operating Group, Sr. Sub. Notes,
                          10.375% due 10/15/07                           159,600
--------------------------------------------------------------------------------
                                                                       1,247,335
--------------------------------------------------------------------------------
Auto Parts - O.E.M.-- 0.3%
     575,000    B       Collins & Aikman Products Co., Sr. Sub. Notes,
                          11.500% due 4/15/06                            546,250
     510,000    BBB-    Dana Corp., Sr. Notes, 9.000% due 8/15/11 (b)    500,212
--------------------------------------------------------------------------------
                                                                       1,046,462
--------------------------------------------------------------------------------
Broadcasting -- 2.0%
   1,876,600    NR      AMFM Operating Inc., Sub. Notes,
                          12.625% due 10/31/06                         2,014,999
   2,585,000    B-      Emmis Communications Corp.,
                          Sr. Discount Notes, step bond to
                          yield 12.500% due 3/15/06                    1,512,225
     690,000    B-      LIN Holdings Corp., Sr. Discount Notes,
                          step bond to yield 10.000% due 3/1/03 (b)      348,450
   1,030,000    B-      Paxson Communications Corp., Sr. Sub. Notes,
                          10.750% due 7/15/08 (b)                      1,094,375
     775,000    B       Sinclair Broadcast Group, Inc.,
                          Sr. Sub. Notes, 8.750% due 12/15/11 (b)        786,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Broadcasting -- 2.0% (continued)
     515,000    B-      Spanish Broadcasting System, Inc.,
                          Sr. Sub. Notes, 9.625% due 11/1/09 (b)     $   507,275
     310,000    CCC+    XM Satellite Radio Holdings Inc.,
                          Sr. Secured Notes, 14.000% due 3/15/10         206,150
--------------------------------------------------------------------------------
                                                                       6,470,099
--------------------------------------------------------------------------------
Building Products -- 0.8%
     990,000    B       Amatek Industries Property Ltd.,
                          Sr. Sub. Notes, 12.000% due 2/15/08            895,950
     835,000    B-      Atrium Cos. Inc., Sr. Sub. Notes,
                          10.500% due 5/1/09                             736,888
   1,100,000    B-      Oglebay Norton Co., Sr. Sub. Notes,
                          10.000% due 2/1/09                             968,000
--------------------------------------------------------------------------------
                                                                       2,600,838
--------------------------------------------------------------------------------
Cable/Satellite Television -- 10.4%
                        Adelphia Communications Corp.:
   5,815,000    B+        Sr. Discount Notes, zero coupon
                            due 1/15/08                                2,943,844
                          Sr. Notes:
     410,000    B+          9.750% due 2/15/02                           413,075
     730,000    B+          10.250% due 10/1/06                          757,375
     365,000    B+          9.875% due 3/1/07                            365,000
   1,790,000    B+          8.750% due 10/1/07                         1,713,925
     515,000    B+          10.250% due 6/15/11                          522,725
     445,000    CCC+    Cable Satisfaction International Inc.,
                          Sr. Notes, 12.750% due 3/1/10                  193,575
   2,065,000    B-      Callahan Nordrhein-Westfalia, Sr. Discount
                          Notes, step bond to yield
                            16.000% due 7/15/05                          629,825
                        Charter Communications Holdings, LLC:
                          Sr. Discount Notes:
   4,835,000    B+          Step bond to yield 11.750% due 1/15/05     3,553,725
   5,265,000    B+          Step bond to yield 13.500% due 1/15/06     3,580,200
   5,420,000    B+          Step bond to yield 11.750% due 5/15/06     3,495,900
     925,000    B+        Sr. Notes, 11.125% due 1/15/01                 999,000
   1,020,000    Ba2*    CSC Holdings Inc., Sr. Sub. Notes,
                          10.500% due 5/15/16                          1,123,275
   2,620,000    B1*     Echostar Broadband Corp., Sr. Notes,
                          10.375% due 10/1/07 (b)                      2,823,050
   1,045,000    B+      Echostar DBS Corp., Sr. Notes,
                          9.375% due 2/1/09                            1,105,088

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Cable/Satellite Television -- 10.4% (continued)
   1,125,000    B-      Insight Communications Co., Inc.,
                          Sr. Discount Notes, step bond to yield
                          12.250% due 2/15/06                        $   680,625
     930,000    B+      Mediacom Broadband LLC, Sr. Notes,
                          11.000% due 7/15/13 (b)                      1,032,300
     225,000EUR CCC+    Ono Finance PLC, Sr. Notes,
                          14.000% due 7/15/10                            159,581
   4,465,000    Ba1*    Rogers Cablesystems Ltd., Sr. Sub. Notes,
                          11.000% due 12/1/15                          5,023,125
                        Telewest Communications PLC:
   1,185,000    B         11.000% due 10/1/07                            942,075
     865,000GBP B         Sr. Notes, 5.250% due 2/19/07                  769,181
   1,743,000    CCC     United Pan-Europe Communications N.V.,
                          step bond to yield 12.500% due 8/1/04          178,658
--------------------------------------------------------------------------------
                                                                      33,005,127
--------------------------------------------------------------------------------
Casinos/Gaming -- 4.0%
     820,000    B-      Alliance Gaming Corp., Sr. Sub. Notes,
                          10.000% due 8/1/07                             856,900
     525,000    B-      Ameristar Casinos Inc., Sr. Sub. Notes,
                          10.750% due 2/15/09                            580,125
     515,000    B+      Argosy Gaming Co., Sr. Sub. Notes,
                          9.000% due 9/1/11                              554,913
   2,325,000    B       Hollywood Casino Corp., Sr. Secured Notes,
                          11.250% due 5/1/07                           2,534,250
                        Mandalay Resort Group, Sr. Sub. Notes:
   1,040,000    BB-       10.250% due 8/1/07                           1,111,500
   1,445,000    BB-       7.625% due 7/15/13                           1,278,825
     260,000    BB+     MGM Mirage Inc., Sr. Sub. Notes,
                          8.375% due 2/1/11                              260,650
   2,655,000    BB+     Park Place Entertainment Corp.,
                          Sr. Sub. Notes, 8.125% due 2/1/11            2,655,000
                        Sun International Hotels Ltd., Sr. Sub. Notes:
   775,000      Ba3*      9.000% due 3/15/07                             763,375
   1,140,000    Ba3*      8.625% due 12/15/07                          1,100,100
     935,000    B-      Venetian Casino Resort LLC, Secured Notes,
                          12.250% due 11/15/04                           949,025
--------------------------------------------------------------------------------
                                                                      12,644,663
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Chemicals - Agricultural -- 1.6%
   2,590,000    Ba1*    IMC Global Inc., Sr. Notes,
                          11.250% due 6/1/11                         $ 2,784,250
   2,080,000    BB-     Terra Capital Inc., Sr. Notes,
                          12.875% due 10/15/08 (b)                     2,121,600
--------------------------------------------------------------------------------
                                                                       4,905,850
--------------------------------------------------------------------------------
Chemicals - Major Diversified -- 1.1%
  13,645,000    B       Huntsman ICI Chemicals LLC,
                          Sr. Discount Notes, zero coupon
                          due 12/13/09                                 3,547,700
--------------------------------------------------------------------------------
Chemicals - Specialty -- 2.3%
     615,000    Ba1*    Airgas Inc., Sr. Sub. Notes,
                          9.125% due 10/1/11 (b)                         661,125
     910,000    B       Applied Extrusion Technologies, Inc.,
                        Sr. Notes, 10.750% due 7/1/11                    978,250
   1,270,000    B2*     Avecia Group PLC, Sr. Notes,
                          11.000% due 7/1/09                           1,231,900
                        ISP Holdings Inc.:
     925,000    B+        Sr. Notes, 9.000% due 10/15/03                 943,500
   1,970,000    BB-       Sr. Sub. Notes, 10.250% due 7/1/11           2,029,100
   1,545,000EUR B+      Messer Griesham Holding, Sr. Notes,
                          10.375% due 6/1/11 (b)                       1,436,772
--------------------------------------------------------------------------------
                                                                       7,280,647
--------------------------------------------------------------------------------
Coal -- 0.3%
     780,000    BB      Luscar Coal Ltd., Sr. Notes,
                          9.750% due 10/15/11 (b)                        846,300
--------------------------------------------------------------------------------
Computer Processing Hardware -- 0.3%
   1,230,000    B2*     Vitesse Semiconductor Corp., Sr. Notes,
                          4.000% due 3/15/05                             965,550
--------------------------------------------------------------------------------
Construction Materials -- 0.9%
   1,665,000    B-      Nortek Inc., Sr. Sub. Notes,
                          9.875% due 6/15/11                           1,660,838
   1,035,000    B2*     Schuler Homes Inc., Sr. Sub. Notes,
                          10.500% due 7/15/11 (b)                      1,102,275
--------------------------------------------------------------------------------
                                                                       2,763,113
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Consumer Specialties -- 1.2%
                        American Greetings Corp.:
     740,000    BBB-      Sr. Notes, 6.100% due 8/1/28                $  615,917
   2,065,000    BB+       Sr. Sub. Notes, 11.750% due 7/15/08          2,085,650
   1,050,000    BB      Sola International Inc., Sr. Notes,
                          6.875% due 3/15/08                           1,018,649
--------------------------------------------------------------------------------
                                                                       3,720,216
--------------------------------------------------------------------------------
Containers/Packaging -- 3.8%
     585,000    BB      Crown Cork & Seal Co., Inc., Sr. Notes,
                          7.125% due 9/1/02                              301,275
   1,955,000    B+      Owens-Illinois Inc., Sr. Notes,
                          7.150% due 5/15/05                           1,808,375
     150,000    B-      Pliant Corp., Sr. Notes, 13.000% due 6/1/10      156,750
                        Sealed Air Corp., Sr. Notes:
     155,000    BBB       8.750% due 7/1/08                              162,200
   2,025,000    BBB       6.950% due 5/15/09                           1,907,307
   1,035,000    B-      SF Holdings Group Inc., Sr. Discount Notes,
                          step bond to yield 12.750% due 3/15/03         450,225
   3,565,000    B       Stone Container Corp., Sr. Notes,
                          11.500% due 8/15/06 (b)                      3,903,675
   1,900,000    B-      Sweetheart Cup Co., Sr. Sub. Notes,
                          10.500% due 9/1/03                           1,862,000
   1,560,000    B-      Tekni-Plex Inc., Sr. Sub. Notes,
                          12.750% due 6/15/10                          1,552,200
--------------------------------------------------------------------------------
                                                                      12,104,007
--------------------------------------------------------------------------------
Contract Drilling -- 1.0%
     235,000    B-      Parker Drilling Co., Sr. Notes,
                          5.500% due 8/1/04                              208,856
   2,695,000    BB      Pride International Inc., Sr. Notes,
                          10.000% due 6/1/09                           2,957,763
--------------------------------------------------------------------------------
                                                                       3,166,619
--------------------------------------------------------------------------------
Department Stores -- 0.6%

                        J.C. Penney Co., Inc., Sr. Notes:
     785,000    BBB-      6.125% due 11/15/03                            786,328
     520,000    BBB-      6.900% due 8/15/26                             522,979
     707,000    BB      Saks Inc., Sr. Notes, 9.875% due 10/1/11 (b)     671,650
--------------------------------------------------------------------------------
                                                                       1,980,957
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Discount Chains -- 0.5%
                        Kmart Corp., Sr. Notes:
     635,000    Baa3*     12.500% due 3/1/05                         $   659,352
   1,198,594    Baa3*     8.540% due 1/2/15                            1,004,158
--------------------------------------------------------------------------------
                                                                       1,663,510
--------------------------------------------------------------------------------
Drugstore Chains -- 1.1%
                        Rite Aid Corp., Sr. Notes:
   1,330,000    B-        7.625% due 4/15/05                           1,216,950
     130,000    B-        6.000% due 12/15/05                            108,550
     605,000    B-        4.750% due 12/1/06                             593,656
   1,710,000    B-        7.125% due 1/15/07                           1,470,600
--------------------------------------------------------------------------------
                                                                       3,389,756
--------------------------------------------------------------------------------
Electric Utilities -- 2.9%
   2,070,000    Baa2*   Avista Corp., Sr. Notes,
                          9.750% due 6/1/08 (b)                        2,198,711
                        CMS Energy Corp., Sr. Notes:
     420,000    BB        7.625% due 11/15/04                            423,574
     650,000    BB        9.875% due 10/15/07                            702,029
   2,055,000    Ba2*    Mission Energy Holdings, Sr. Notes,
                          13.500% due 7/15/08                          2,363,250
   2,715,000    Ba3*    Orion Power Holdings Inc., Sr. Notes,
                          12.000% due 5/1/10                           3,312,300
--------------------------------------------------------------------------------
                                                                       8,999,864
--------------------------------------------------------------------------------
Electronic Components -- 1.5%
                        Celestica International Inc.:
     970,000    Ba2*      Sr. Sub. Notes, 10.500% due 12/31/06         1,024,563
   1,545,000    Ba2*      Sub. Notes, zero coupon due 8/1/20             660,488
   1,205,000    Ba3*    LSI Logic Corp., Sr. Notes,
                          4.000% due 2/15/05                           1,018,225
   1,310,000    Ba2*    Sanmina Corp., Sr. Notes,
                          zero coupon due 9/12/20                        478,150
   1,040,000    BBB-    Solectron Corp., Sr. Notes,
                          zero coupon due 5/8/20                         525,200
   1,240,000    Baa2*   Thomas & Betts Corp., Sr. Notes,
                          6.625% due 5/7/08                            1,080,526
--------------------------------------------------------------------------------
                                                                       4,787,152
--------------------------------------------------------------------------------
Electronic Equipment Instruments -- 0.3%
   1,095,000    Ba1*    Xerox Corp., Sr. Notes, 5.250% due 12/15/03      990,975
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Electronic Production Equipment -- 0.2%
   1,055,000    B       Amkor Technologies Inc., Sr. Notes,
                          5.000% due 3/15/07                         $   664,650
--------------------------------------------------------------------------------
Electronics/Appliances -- 0.3%
     875,000    B       Salton Inc., Sr. Sub. Notes,
                          12.250% due 4/15/08 (b)                        883,750
--------------------------------------------------------------------------------
Electronics Distributors -- 0.1%
     320,000    Baal*   Arrow Electronic Inc., Sr. Notes,
                          6.875% due 6/1/18                              248,759
--------------------------------------------------------------------------------
Engineering and Construction -- 0.6%
   2,285,000    BB-     Foster Wheeler Corp., Sr. Notes,
                          6.750% due 11/15/05                          1,734,466
--------------------------------------------------------------------------------
Environmental Services -- 1.9%
                        Allied Waste Industries Inc.:
   1,555,000    BB-       Sr. Secured Notes, 8.500% due 12/1/08        1,582,213
   1,425,000    B+        Sr. Sub. Notes, 10.000% due 8/1/09           1,474,875
   2,875,000    B+      URS Corp., Sr. Sub. Notes,
                          12.250% due 5/1/09                           2,961,250
--------------------------------------------------------------------------------
                                                                       6,018,338
--------------------------------------------------------------------------------
Finance/Rental/Leasing -- 1.6%
   1,205,000    BBB-    Avis Group Holdings, Inc., Sr. Sub. Notes,
                          11.000% due 5/1/09                           1,295,375
   1,975,000    BB      United Rentals Inc., Sr. Notes,
                          10.750% due 4/15/08 (b)                      2,167,563
   1,640,000    B-      Williams Scotsman Inc., Sr. Notes,
                          9.875% due 6/1/07                            1,648,200
--------------------------------------------------------------------------------
                                                                       5,111,138
--------------------------------------------------------------------------------
Financial Conglomerates.-- 1.1%
                        Amresco Inc., Sr. Sub. Notes:
     785,000    Caa*      10.000% due 3/15/04                            231,575
   1,990,000    Caa*      9.875% due 3/15/05                             606,950
   7,307,000    NR      Finova Group Inc., Sr. Notes,
                          7.500% due 11/15/09                          2,630,520
--------------------------------------------------------------------------------
                                                                       3,469,045
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Food Distributors -- 2.4%
   1,750,000    B-      Carrols Corp., Sr. Sub. Notes,
                          9.500% due 12/1/08                         $ 1,688,750
                        Fleming Cos., Inc.:
   1,155,000    BB-       Sr. Notes, 10.125% due 4/1/08                1,215,638
                          Sr. Sub. Notes:
     205,000    B+          10.500% due 12/1/04                          209,100
   2,925,000    B+          10.625% due 7/31/07                        2,939,625
   2,660,000    Baa2*   SC International Services Inc.,
                          Sr. Sub. Notes, 9.250% due 9/1/07            1,516,200
--------------------------------------------------------------------------------
                                                                       7,569,313
--------------------------------------------------------------------------------
Food Retail -- 0.9%
                        Great Atlantic & Pacific Tea Co., Sr. Notes:
   1,540,000    BB        7.700% due 1/15/0         4                  1,609,300
   1,260,000    BB        7.750% due 4/15/04                           1,209,600
--------------------------------------------------------------------------------
                                                                       2,818,900
--------------------------------------------------------------------------------
Foods - Major Diversified -- 1.6%
                        Aurora Foods Inc., Sr. Sub. Notes:
     860,000    CCC+      8.750% due 7/1/08                              799,800
   2,175,000    CCC+      Series B, 9.875% due 7/1/08                  2,120,625
     730,000    CCC+      Series D, 9.875% due 7/1/08                    711,750
     600,000    BBB     Dean Foods Co., Sr. Notes,
                          6.900% due 10/15/17                            476,129
     990,000    B2*     Michael Foods, Inc., Sr. Sub. Notes,
                          11.750% due 4/1/11 (b)                       1,081,575
--------------------------------------------------------------------------------
                                                                       5,189,879
--------------------------------------------------------------------------------
Foods - Meat/Fish/Dairy -- 0.7%
   1,230,000    BB      Land O' Lakes Inc., Sr. Notes,
                          8.750% due 11/15/11 (b)                      1,230,000
   1,125,000    A-      Tyson Foods Inc., Sr. Notes,
                          7.000% due 1/15/28                             973,000
--------------------------------------------------------------------------------
                                                                       2,203,000
--------------------------------------------------------------------------------
Forest Products -- 0.6%
   1,990,000    Ba2*    Louisiana Pacific Corp., Jr. Sub. Notes,
                          10.875% due 11/15/08                         2,019,850
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Home Building -- 1.9%
                        D.R. Horton Inc., Sr. Notes:
     685,000    Ba1*      8.000% due 2/1/09                          $   695,275
   1,045,000    Ba2*      9.375% due 3/15/11                           1,086,800
     395,000    BB-     KB Home, Sr. Sub. Notes, 9.500% due 2/15/11      410,800
   2,300,000    BB+     Lennar Corp., Sr. Notes, 9.950% due 5/1/10     2,524,250
     610,000    B1*     Meritage Corp., Sr. Notes,
                          9.750% due 6/1/11 (b)                          634,400
     490,000    BB      Ryland Group, Inc., Sr. Notes,
                          9.750% due 9/1/10                              536,550
--------------------------------------------------------------------------------
                                                                       5,888,075
--------------------------------------------------------------------------------
Home Furnishings -- 0.7%
   1,160,000    B       Falcon Products Inc., Sr. Sub. Notes,
                          11.375% due 6/15/09                            991,800
   1,370,000    B3*     Remington Products Co., Sr. Sub. Notes,
                          11.000% due 5/15/06                          1,164,500
--------------------------------------------------------------------------------
                                                                       2,156,300
--------------------------------------------------------------------------------
Hospital/Nursing Management -- 1.0%
      24,500    Ba2*    Fresenius Medical Care Preferred
                          Capital Trust, 9.000% due 12/1/06            2,535,750
     645,000    B-      Magellan Health Services, Sr. Sub. Notes,
                          9.000% due 2/15/08                             638,550
--------------------------------------------------------------------------------
                                                                       3,174,300
--------------------------------------------------------------------------------
Hotels/Resorts -- 2.9%
   1,355,000    Ba3*    Courtyard by Marriott, Sr. Secured Notes,
                          10.750% due 2/1/08                           1,361,775
     315,000    BBB-    Hilton Hotels Corp., Sr. Notes,
                          7.950% due 4/15/07                             313,446
   1,310,000    BB      HMH Properties, Sr. Secured Notes,
                          7.875% due 8/1/05                            1,260,875
   3,955,000    B+      Intrawest Corp., Sr. Notes,
                          10.500% due 2/1/10                           4,024,213
     935,000    BBB-    Starwood Hotels & Resorts, Sr. Notes,
                          6.750% due 11/15/05                            913,732
   1,255,000    Ba3*    Vail Resorts Inc., Sr. Notes,
                          8.750% due 5/15/09 (b)                       1,211,075
--------------------------------------------------------------------------------
                                                                       9,085,116
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Household Personal Care -- 0.6%
   1,775,000    B-      Revlon Consumer Products, Sr. Secured Notes,
                          12.000% due 12/1/05 (b)                    $ 1,783,875
--------------------------------------------------------------------------------
Industrial Machinery -- 0.2%
     665,000EUR B+      Manitowoc Co., Inc., Sr. Sub. Notes,
                          10.375% due 5/15/11 (b)                        631,449
--------------------------------------------------------------------------------
Media Conglomerates -- 0.2%
     545,000    B       Ackerley Group Inc., Sr. Sub. Notes,
                          9.000% due 1/15/09                             581,788
--------------------------------------------------------------------------------
Medical Distributions -- 0.4%
   1,155,000    B       Physicians Sales and Service, Sr. Notes,
                          8.500% due 10/1/07                           1,160,775
--------------------------------------------------------------------------------
Medical/Nursing Services -- 1.2%
                        HEALTHSOUTH Corp., Sr. Notes:
   1,530,000    BBB-      6.875% due 6/15/05                           1,525,961
   1,040,000    BBB-      8.375% due 10/1/11                           1,102,400
   1,185,000    B       Per-Se Technologies, Inc., Sr. Notes,
                          9.500% due 2/15/05                           1,072,425
--------------------------------------------------------------------------------
                                                                       3,700,786
--------------------------------------------------------------------------------
Medical Specialties -- 1.8%
                        ALARIS Medical, Inc.:
   1,405,000    B-        9.750% due 12/1/06                           1,299,625
     520,000    B+        Sr. Notes, 11.625% due 12/1/06                 564,200
     815,000    B3*     Hanger Orthopedic Group, Sr. Notes,
                          11.250% due 6/15/09                            741,650
   1,040,000    B       Rescare Inc., Sr. Notes,
                          10.625% due 11/15/08                         1,047,800
   1,515,000    B2*     Total Renal Care Holdings, Sub. Notes,
                          7.000% due 5/15/09                           1,516,894
     610,000    B-      Universal Hospital Services, Sr. Notes,
                          10.250% due 3/1/08                             610,000
--------------------------------------------------------------------------------
                                                                       5,780,169
--------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.0%
   1,760,000    B2*     Intertek Finance PLC, Sr. Sub. Notes,
                          10.250% due 11/1/06                          1,768,800
   2,255,000    B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                          11.000% due 11/1/06                          1,398,100
--------------------------------------------------------------------------------
                                                                       3,166,900
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.7%
   1,020,000    A3*     Cooper Tire & Rubber Co., Sr. Notes,
                          7.625% due 3/15/27                          $  906,437
   2,335,000    B2*     Park Ohio Holdings Corp., Sr. Sub. Notes,
                          9.250% due 12/1/07                           1,167,500
--------------------------------------------------------------------------------
                                                                       2,073,937
--------------------------------------------------------------------------------
Movies/Entertainment -- 1.7%
                        AMC Entertainment Inc., Sr. Sub. Notes:
   1,605,000    Caa*      9.500% due 3/15/09                           1,584,938
     715,000    Caa*      9.500% due 2/1/11                              702,488
   3,695,000    B       Premier Parks Operations Inc.,
                          Sr. Sub. Notes, step bond to yield
                          10.000% due 4/1/03                           3,168,463
--------------------------------------------------------------------------------
                                                                       5,455,889
--------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.3%
     750,000    BB-     Leviathan Gas Pipeline Partners L.P.,
                          Sr. Sub. Notes, 10.375% due 6/1/09             832,500
--------------------------------------------------------------------------------
Oil and Gas Production -- 2.7%
   2,245,000    B+      Canadian Forest Oil Ltd., Sr. Sub. Notes,
                          10.500% due 1/15/06                          2,379,700
     750,000    B       Houston Exploration Corp., Sr. Sub. Notes,
                          8.625% due 1/1/08                              761,250
   1,035,000    B+      Nuevo Energy Co., Sr. Sub. Notes,
                          9.500% due 6/1/08                              988,425
     430,000    B       Plains Resources Inc., Sr. Sub. Notes,
                          10.250% due 3/15/06                            440,750
   1,030,000    CCC     Ram Energy Inc., Sr. Notes,
                          11.500% due 2/15/08                            932,150
     720,000    B-      Range Resources Corp., Sr. Sub. Notes,
                          8.750% due 1/15/07                             680,400
   1,425,000    B       Stone Energy Corp., Sr. Sub. Notes,
                          8.750% due 9/15/07                           1,467,750
     415,000    BB-     Vintage Petroleum, Inc., Sr. Sub. Notes,
                          9.750% due 6/30/09                             439,900
     520,000    BB-     Westport Resources Corp., Sr. Notes,
                          8.250% due 11/2/11 (b)                         534,300
--------------------------------------------------------------------------------
                                                                       8,624,625
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Oil Refining Marketing -- 0.6%
     835,000    BB-     Pennzoil-Quaker State Co., Sr. Notes,
                          10.000% due 11/1/08 (b)                    $   885,100
   1,045,000    BB-     Tesoro Petroleum Corp., Sr. Sub. Notes,
                          9.625% due 11/1/08 (b)                       1,086,800
--------------------------------------------------------------------------------
                                                                       1,971,900
--------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.6%
     415,000    BB-     BRL Universal Equipment, Sr. Notes,
                          8.875% due 2/15/08 (b)                         437,825
     785,000    BB      Compagnie Generale de Geophysique,
                          Sr. Notes, 10.625% due 11/15/07 (b)            781,075
     845,000    BB-     Superior Energy Services Inc., Sr. Notes,
                          8.875% due 5/15/11                             811,200
--------------------------------------------------------------------------------
                                                                       2,030,100
--------------------------------------------------------------------------------
Other Consumer Services -- 1.3%
                        Service Corp. International, Sr. Notes:
   1,030,000    BB-        6.875% due 10/1/07                            939,875
   1,030,000    BB-        6.500% due 3/15/08                            914,125
   1,025,000    BB-        7.875% due 2/1/13                             948,125
   1,135,000    B+      Stewart Enterprises, Inc., Sr. Notes,
                          6.700% due 12/1/03 (b)                       1,248,500
--------------------------------------------------------------------------------
                                                                       4,050,625
--------------------------------------------------------------------------------
Other Metals/Minerals -- 0.1%
     310,000    B       Compass Minerals Group, Sr. Sub. Notes,
                          10.000% due 8/15/01 (b)                        329,375
--------------------------------------------------------------------------------

Pharmaceuticals - Other -- 0.6%
   1,510,000    Ba3*    King Pharmaceuticals Inc., Sr. Sub. Notes,
                          10.750% due 2/15/09                          1,819,550
--------------------------------------------------------------------------------
Precious Metals -- 0.3%
     820,000    BBB     Newmount Mining Corp., Sr. Notes,
                          8.625% due 5/15/11                             856,812
--------------------------------------------------------------------------------
Property Casualty Insurance -- 0.3%
   1,015,000    Ba1*    Markel Capital Trust, Jr. Sub. Notes,
                          8.710% due 1/1/46                              665,886
     510,000    BBB-    PXRE Capital Trust I, 8.850% due 2/1/27          305,660
--------------------------------------------------------------------------------
                                                                         971,546
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Publishing - Books/Magazines -- 1.2%
   3,630,000    BB-     Quebecor Media Inc., Sr. Notes,
                          11.125% due 7/15/11 (b)                    $ 3,938,550
--------------------------------------------------------------------------------
Publishing - Newspapers -- 0.8%

   1,310,000    B+      Garden State Newspapers Inc.,
                        Sr. Sub. Notes, 8.750% due 10/1/09             1,290,350
                        Hollinger Participation Trust:
   1,050,000    B         Sr. Notes, 12.125% due 11/15/01                866,250
     435,000    Ba3*      Sr. Sub. Notes, 9.750% due 3/15/07             430,650
--------------------------------------------------------------------------------
                                                                       2,587,250
--------------------------------------------------------------------------------
Pulp and Paper -- 1.0%
   1,040,000    BBB     Bowater Canada Finance, Sr. Notes,
                          7.950% due 11/15/11 (b)                      1,063,698
   1,225,000    BB-     Buckeye Technologies Inc., Sr. Sub. Notes,
                          8.000% due 10/15/10                          1,145,375
     925,000    Ba3*    SD Warren Co., Sr. Notes,
                          14.000% due 12/15/06                           971,250
--------------------------------------------------------------------------------
                                                                       3,180,323
--------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.3%
   1,075,000    BB-     Meditrust Corp., Sr. Notes,
                          7.114% due 7/15/04 (b)                       1,040,063
--------------------------------------------------------------------------------
Recreational Products -- 0.7%
   2,750,000    BB      Hasbro Inc., Sr. Notes, 6.600% due 7/15/28     2,110,625
--------------------------------------------------------------------------------
Restaurants -- 0.2%
     535,000    BB-     Sbarro Inc., Sr. Sub. Notes,
                          11.000% due 9/15/09                            524,300
--------------------------------------------------------------------------------
Savings Banks -- 1.3%
                        Ocwen Capital Trust I:
   3,200,000    B3*       Jr. Sub. Notes, 10.875% due 8/1/27           2,576,000
   1,630,000    B+        Sr. Notes, 11.875% due 10/1/03               1,572,950
--------------------------------------------------------------------------------
                                                                       4,148,950
--------------------------------------------------------------------------------
Semiconductors -- 1.7%
   1,325,000    Ba3*    Cypress Semiconductor Corp., Sub. Notes,
                          3.750% due 7/1/05                            1,106,375
   2,420,000    B       Fairchild Semiconductor Inc.,
                          Sr. Sub. Notes, 10.125% due 3/15/07          2,541,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Semiconductors -- 1.7% (continued)
   1,040,000    B       Transwitch Corp., 4.500% due 9/12/05         $   614,900
   1,460,000    CCC+    TriQuint Semiconductor Inc., Sub. Notes,
                          4.000% due 3/1/07                            1,105,950
--------------------------------------------------------------------------------
                                                                       5,368,225
--------------------------------------------------------------------------------
Specialty Stores -- 0.4%
     335,000    B-      Advance Stores Co., Sr. Sub. Notes,
                          10.250% due 4/15/08                            343,375
                        The Pep Boys - Manny, Moe & Jack, Sr. Notes:
     530,000    BB-       6.710% due 11/3/04                             500,850
     560,000    BB-       6.520% due 7/16/07                             548,800
--------------------------------------------------------------------------------
                                                                       1,393,025
--------------------------------------------------------------------------------
Specialty Telecommunications -- 2.2%
     460,000EUR B+      Colt Telecom Group PLC Regulation S,
                          Sr. Notes, 2.000% due 4/3/07                   243,984
                        Flag Telecom Holdings Ltd., Sr. Notes:
   1,485,000EUR B         11.625% due 3/30/10                            678,434
   1,020,000    B         11.625% due 3/30/10                            464,100
       7,624    Caa*    Global Crossing Holdings Ltd., Sr. Notes,
                          6.750% due 4/15/12                              81,958
     940,000    B-      GT Group Telecom Inc., Sr. Discount Notes,
                          step bond to yield 13.250% due 2/1/05          164,500
     754,000    CCC+    Level 3 Communications, Inc.,
                          Sr. Discount Notes, step bond to yield
                          12.875% due 3/15/05                            177,190
                        Metromedia Fiber Network, Inc.:
   6,240,000    Caa*      Sr. Notes, 10.000% due 11/15/08              1,716,000
   1,990,000    NR        Sr. Secured Notes, 14.000% due 3/15/07       1,203,950
   2,880,000    B-      Tele1 Europe B.V., Sr. Notes,
                          13.000% due 5/15/09                          1,094,400
   1,400,000    B2*     Time Warner Telecom LLC, Sr. Notes,
                          9.750% due 7/15/08                           1,169,000
--------------------------------------------------------------------------------
                                                                       6,993,516
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.4%
   1,460,000    B-      American Tower Corp., Sr. Notes,
                          9.375% due 2/1/09                            1,248,300
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Tobacco -- 0.4%
     315,000    BB      Dimon Inc., Sr. Notes,
                          9.625% due 10/15/11 (b)                   $    330,750
     840,000    BB      Standard Commercial Tobacco,
                          8.875% due 8/1/05                              848,400
--------------------------------------------------------------------------------
                                                                       1,179,150
--------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.5%
   1,035,000    B       Columbus McKinnon Corp., Sr. Sub. Notes,
                          8.500% due 4/1/08                              947,025
     625,000    BBB-    Navistar International Inc., Sr. Notes,
                          9.375% due 6/1/06                              659,375
--------------------------------------------------------------------------------
                                                                       1,606,400
--------------------------------------------------------------------------------
Wireless Telecommunications -- 7.2%
   1,565,000    CCC     Airgate PCS Inc., Sr. Sub. Discount Notes,
                          step bond to yield 13.500% due 10/1/04       1,228,525
   3,210,000    CCC     Alamosa PCS Holdings Inc.,
                          Sr. Discount Notes, step bond to yield
                          12.875% due 2/15/05                          2,070,450
   1,470,000    B-      Centennial Cellular Operating Co.,
                        Sr. Sub. Notes, 10.750% due 12/15/08           1,286,250
                        Crown Castle International Corp.:
     540,000    B         Sr. Discount Notes, step bond to yield
                            10.375% due 5/15/04                          353,700
   2,725,000    B         Sr. Notes, 10.750% due 8/1/11                2,799,938
     710,000    B3*     Dobson/Sygnet Communications Corp., Sr. Notes,
                          12.250% due 12/15/08                           788,100
     895,000    CCC     Horizon PCS Inc., Sr. Discount Notes,
                          step bond to yield 14.000% due 10/1/05         487,775
     720,000    CCC     IWO Holdings Inc., Sr. Notes,
                          14.000% due 1/15/11 (b)                        684,000
   4,785,000    B-      Millicom International Cellular S.A.,
                          Sr. Discount Notes, step bond to yield
                          13.500% due 6/1/01                           3,038,475
                        Nextel Communications Inc.,
                        Sr. Discount Notes:
   3,390,000    B1*       Step bond to yield 10.650% due 9/15/02       2,720,475
   6,460,000    B1*       Step bond to yield 9.950% due 2/15/03        4,731,950

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)

      Face
     Amount++   Rating(a)            Security                              Value
--------------------------------------------------------------------------------
Wireless Telecommunications -- 7.2% (continued)
                        Voicestream Wireless Corp.:
   1,485,000    A-        Sr. Discount Notes, step bond to yield
                            11.875% due 11/15/04                    $  1,288,238
   1,117,573    A-        Sr. Notes, 10.375% due 11/15/09              1,271,232
--------------------------------------------------------------------------------
                                                                      22,749,108
--------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $320,379,495)                       305,810,501
================================================================================
      Shares                         Security                              Value
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.5%

Aerospace and Defense -- 0.0%
       1,050            Northrop Grumman Corp.                           111,195
--------------------------------------------------------------------------------
Electrical Systems -- 0.0%
       2,968            Viasystems, Inc., Series B                         8,905
--------------------------------------------------------------------------------
Electronic Components-- 0.0%
       2,600            Motorola Inc.                                    129,740
--------------------------------------------------------------------------------
Major Telecommunications-- 0.4%
       1,725            Broadwing Communications                       1,125,563
--------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
      12,000            Crown Castle International Corp.                 310,500
          62            Dobson Communications Corp.,
                          13.000%, Payment-in-kind                         6,154
--------------------------------------------------------------------------------
                                                                         316,654
--------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost -- $3,311,878)                           1,692,057
================================================================================

COMMON STOCK -- 0.2%

Commercial Printing/Forms -- 0.0%
         207            SF Holdings Group, Class C Shares                      6
--------------------------------------------------------------------------------
Foods - Major Diversified -- 0.1%
      38,785            Aurora Foods Inc.                                203,621
--------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      37,032            McLeod USA Inc.                                   20,738
      12,250            Pagemart Nationwide Inc. (b)                         122
--------------------------------------------------------------------------------
                                                                          20,860
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)


      Shares                         Security                              Value
--------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
       4,424            Airgate PCS Inc.                            $    232,261
       2,304            Crown Castle International Corp.                  25,090
--------------------------------------------------------------------------------
                                                                         257,351
--------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost -- $148,861)                               481,838
================================================================================

      Warrants                       Security                              Value
--------------------------------------------------------------------------------

WARRANTS (c) -- 0.0%

Broadcasting -- 0.0%
       8,625            UIH Australia Inc., Expire 5/15/06                     0
--------------------------------------------------------------------------------
Cable/Satellite Television -- 0.0%
         410            Cable Satisfaction International Inc.,
                          Expire 3/1/10                                        4
--------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
       1,040            Merrill Corp., Expire 5/1/09                         104
--------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
         150            Huntsman Packaging Inc., Expire 6/1/10               319
--------------------------------------------------------------------------------
Internet Services-- 0.0%
       1,005            Cybernet Internet Service International Inc.,
                          Expire 7/1/09                                        2
       3,630            WAM!NET Inc., Expire 3/1/05                           36
--------------------------------------------------------------------------------
                                                                              38
--------------------------------------------------------------------------------
Pulp and Paper-- 0.0%
       4,800            SD Warren Co., Expire 12/15/06                         0
--------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
         940            GT Group Telecom Inc., Expire 2/1/10               9,870
         750EUR         Jazztel PLC, Expire 7/15/10                            0
       4,125            RSL Communications Ltd., Expire 11/15/06              41
      24,840            Weblink Wireless Inc., Expire 12/31/03               248
--------------------------------------------------------------------------------
                                                                          10,159
--------------------------------------------------------------------------------
Wireless Communications -- 0.0%
         695            Horizon PCS Inc., Expire 10/1/10                  27,888
       4,125            Iridium World Communications Ltd.,
                          Expire 7/15/05                                     580

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited) (continued)


      Warrants                       Security                              Value
--------------------------------------------------------------------------------
Wireless Communications -- 0.0% (continued)
         720            IWO Holdings Inc., Expire 1/15/11$          $     43,290
--------------------------------------------------------------------------------
                                                                          71,758
--------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost -- $135,284)                                82,382
================================================================================

      Face
     Amount                          Security                              Value
--------------------------------------------------------------------------------
$  7,949,000            J.P. Morgan Chase & Co., 2.050% due 12/3/01;
                          Proceeds at maturity-- $7,950,358;
                          (Fully collateralized by U.S. Treasury Bills,
                          Notes and Bonds, 0.000% to 11.750%
                          due 4/30/03 to 8/15/28;
                          Market value-- $8,148,425)
                          (Cost-- $7,949,000)                          7,949,000
--------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $331,924,518**)                    $316,015,778
================================================================================

  ++ Face amount denominated in U.S. dollars unless otherwise indicated.

 (a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.

 (b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

 (c) Non-income producing security.

 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 26 for definitions of ratings.

    Currency abbreviations used in this schedule:
    ---------------------------------------------
     EUR -- Euro
     GBP -- British Pound

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

November 30, 2001 (unaudited)
                                                                      % of
                                                                 Total Corporate
       Moody's           and/or           Standard & Poor's      Bonds and Notes
--------------------------------------------------------------------------------
         Aa                                      AA                  0.1%
          A                                       A                  2.1
         Baa                                     BBB                 9.6
         Ba                                      BB                 32.1
          B                                       B                 48.1
         Caa                                     CCC                 6.0
         NR                                      NR                  2.0
                                                                    -----
                                                                    100.0%
                                                                    =====

--------------------------------------------------------------------------------
BOND RATINGS (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CCC,      balance, as predominantly speculative with respect to capacity to pay
CC, C interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations;
          that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


NR     -- Indicates that the bond is not rated by Standard & Poor's or
          Moody's.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

November 30, 2001 (unaudited)

ASSETS:
   Investments, at value (Cost -- $331,924,518) ...............   $ 316,015,778
   Foreign currency, at value (Cost -- $453,482) ..............         452,056
   Cash .......................................................             907
   Dividends and interest receivable ..........................       7,355,860
   Receivable for securities sold .............................       2,499,369
   Receivable for open forward foreign currency
     contracts (Note 5) .......................................          65,622
--------------------------------------------------------------------------------
   Total Assets ...............................................     326,389,592
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ...........................       5,742,437
   Dividends payable ..........................................         705,613
   Payable for open forward foreign currency contracts (Note 5)         300,355
   Investment advisory fee payable ............................         246,738
   Administration fee payable .................................          51,730
   Accrued expenses ...........................................          91,551
--------------------------------------------------------------------------------
   Total Liabilities ..........................................       7,138,424
--------------------------------------------------------------------------------
Total Net Assets ..............................................   $ 319,251,168
================================================================================
NET ASSETS:
   Par value of capital shares ................................   $      44,169
   Capital paid in excess of par value ........................     525,894,762
   Overdistributed net investment income ......................      (1,614,212)
   Accumulated net realized loss from security transactions and
     foreign currencies .......................................    (188,928,724)
   Net unrealized depreciation of investments and
     foreign currencies .......................................     (16,144,827)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $7.23 per share on 44,169,371
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) .............................   $ 319,251,168
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Nine Months Ended November 30, 2001 (unaudited)

INVESTMENT INCOME:
   Interest ...................................................    $ 31,252,324
   Dividends ..................................................         441,530
--------------------------------------------------------------------------------
   Total Investment Income ....................................      31,693,854
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2) ...........................       2,296,500
   Administration fee (Note 2) ................................         510,333
   Shareholder and system servicing fees ......................          90,917
   Shareholder communications .................................          63,148
   Audit and legal ............................................          42,828
   Directors' fees ............................................          33,337
   Registration fees ..........................................          29,304
   Custody ....................................................          22,542
   Other ......................................................          22,542
--------------------------------------------------------------------------------
   Total Expenses .............................................       3,111,451
--------------------------------------------------------------------------------
Net Investment Income .........................................      28,582,403
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ..     (73,911,406)
     Foreign currency transactions ............................         312,865
--------------------------------------------------------------------------------
   Net Realized Loss ..........................................     (73,598,541)
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation From:
     Security transactions ....................................       4,157,864
     Foreign currency transactions ............................        (201,784)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation ....................       3,956,080
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ................     (69,642,461)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations ........................    $(41,060,058)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Nine Months Ended November 30, 2001 (unaudited) and the Year Ended February 28, 2001

                                                         November 30      February 28
                                                        -------------    -------------
OPERATIONS:
   Net investment income ............................   $  28,582,403    $  41,996,303
   Net realized loss ................................     (73,598,541)     (46,292,271)
   (Increase) decrease in net unrealized depreciation       3,956,080       (4,881,540)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations ...........     (41,060,058)      (9,177,508)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
--------------------------------------------------------------------------------------
   Net investment income ............................     (29,392,815)     (42,023,337)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ..................     (29,392,815)     (42,023,337)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ......................       6,423,746        2,824,189
   Treasury stock acquired ..........................            --         (3,364,408)
--------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions ........................       6,423,746         (540,219)
--------------------------------------------------------------------------------------
Decrease in Net Assets ..............................     (64,029,127)     (51,741,064)

NET ASSETS:
--------------------------------------------------------------------------------------
   Beginning of period ..............................     383,280,295      435,021,359
--------------------------------------------------------------------------------------
   End of period* ...................................   $ 319,251,168    $ 383,280,295
--------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
   investment income of: ............................   $  (1,614,212)   $     686,021
--------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     Managed High Income Portfolio Inc. ( "Fund "), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Certain prior year numbers have been restated to reflect current year's presentation.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2001. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective March 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the nine-month period ended November 30, 2001, interest income decreased by $261,832, net realized loss decreased by $465,789 and net unrealized depreciation increased by $203,957. In addition, the Fund recorded an adjustment to decrease the cost of securities and increase accumulated overdistributed net investment income by $750,403 to reflect the cumulative effect of this change.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

  2. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Citigroup or its affiliates.

  3. Investments

     During the nine months ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $204,782,356
--------------------------------------------------------------------------------
Sales                                                                205,406,715
================================================================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

   At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 15,702,946
Gross unrealized depreciation                                       (31,611,686)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(15,908,740)
================================================================================

  4. Repurchase Agreements

     The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

  5. Forward Foreign Currency Contracts

     At November 30, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                Local         Market       Settlement      Unrealized
Foreign Currency              Currency         Value          Date         Gain (Loss)
======================================================================================
To Buy:
British Pound                 196,662       $  280,011      12/19/01       $ (5,424)
British Pound                 467,927          666,244      12/19/01         (7,313)
British Pound                 347,294          494,484      12/19/01        (13,294)
Canadian Dollar             2,331,250        1,483,688       12/5/01        (47,712)
Euro                          204,188          182,829      12/12/01          9,147
Euro                          533,000          477,248      12/12/01          5,063
Euro                          166,250          148,860      12/12/01          4,380
Euro                          184,350          165,067      12/12/01          2,599
Euro                           87,500           78,347      12/12/01          1,802
Euro                           56,000           50,142      12/12/01          1,380
Euro                           40,375           36,152      12/12/01           (508)
Euro                           73,763           66,047      12/12/01         (1,832)
Euro                          431,750          386,588      12/12/01         (5,224)
Euro                          418,250          374,501      12/12/01         (8,073)
--------------------------------------------------------------------------------------
                                                                            (65,009)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

                                Local         Market       Settlement      Unrealized
Foreign Currency              Currency         Value          Date         Gain (Loss)
======================================================================================
To Sell:
British Pound               1,293,734       $1,842,046      12/19/01     $  (45,826)
Canadian Dollar             2,331,250        1,483,688       12/5/01         41,251
Euro                          410,000          367,250       12/2/01        (18,894)
Euro                           94,900           84,973      12/12/01         (4,935)
Euro                        3,999,787        3,581,137      12/14/01       (141,320)
--------------------------------------------------------------------------------------
                                                                           (169,724)
--------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts                                              $(234,733)
======================================================================================

  6. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At November 30, 2001, the Fund did not hold any futures contracts.

  7. Option Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     At November 30, 2001, the Fund did not hold any purchased call or put option contracts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

     When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

     When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     During the nine months ended November 30, 2001, the Fund did not enter into any written covered call or put option contracts.

  8. Payment-in-Kind Securities

     The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

  9. Capital Loss Carryforward

     At February 28, 2001, the Fund had, for Federal income tax purposes, approximately $95,382,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                 2003        2004        2005        2007        2008         2009
======================================================================================
Carryforward
  Amounts     $9,404,000  $18,115,000  $239,000   $2,616,000  $27,185,000  $37,823,000
======================================================================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

  10. Capital Shares

     Capital stock transactions were as follows:

                                  Nine Months Ended            Year Ended
                                  November 30, 2001         February 28, 2001
                                 -------------------      --------------------
                                 Shares      Amount       Shares        Amount
================================================================================
Shares issued on reinvestment    820,794   $6,423,746     325,973   $ 2,824,189
Treasury stock reacquired            --           --     (409,500)   (3,364,408)
--------------------------------------------------------------------------------
Net Increase (Decrease)          820,794   $6,423,746     (83,527)  $  (540,219)
================================================================================

     On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2001, the Fund repurchased (and retired) 409,500 shares for a total cost of $3,364,408. For the nine months ended November 30, 2001, the Fund did not repurchase shares.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:


                                            2001(1)(2)      2001       2000(3)       1999         1998        1997
===================================================================================================================
Net asset value,
  beginning of Period                         $8.84        $10.02      $10.73       $11.87       $11.59      $11.36
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)(5)                  0.65          0.97        1.00         1.01         1.09        1.12
  Net realized and
    unrealized gain (loss)(5)                 (1.59)        (1.18)      (0.76)       (1.12)        0.28        0.21
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                             (0.94)        (0.21)       0.24        (0.11)        1.37        1.33
-------------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                            --            0.01        0.03         --           --          --
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.67)        (0.98)      (0.98)       (1.03)       (1.09)      (1.08)
  Capital                                      --            --          --           --           --         (0.02)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.67)        (0.98)      (0.98)       (1.03)       (1.09)      (1.10)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of Period                               $7.23         $8.84      $10.02       $10.73       $11.87      $11.59
-------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(6)                   (10.09)%++     24.22%     (13.40)%      (2.44)%      10.96%      15.37%
-------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(6)                (10.81)%++     (1.06)%      3.89%       (0.72)%      12.43%      12.65%
-------------------------------------------------------------------------------------------------------------------
Net assets,
  end of Period (millions)                     $319          $383        $435         $475         $523        $494
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                                  1.22%+        1.20%       1.15%        1.17%        1.18%       1.20%
  Net investment income(5)                    11.17+        10.59        9.62         9.03         9.19        9.89
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          64%           65%         80%          84%          94%         61%
-------------------------------------------------------------------------------------------------------------------
Market value, End of Period                   $7.42         $9.00      $8.125      $10.438       $11.75     $11.625
===================================================================================================================

(1)  For the nine months ended November 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  For the year ended February 29, 2000.

(4) The investment adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees were not waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.

(5)  Without the adoption of the change in the accounting method discussed in
     Note 1, those amounts would have been $0.66, $1.60 and 11.27% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(6) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
FINANCIAL DATA (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                      Dividend
                              NYSE         Net Asset    Dividend    Reinvestment
                          Closing Price      Value        Paid          Price
--------------------------------------------------------------------------------
March 31, 1999               $10.438        $10.77       $0.084        $10.34
April 30, 1999                10.313         10.88        0.084         10.35
May 31, 1999                  10.188         10.57        0.084         10.35
June 30, 1999                 10.188         10.41        0.084         10.23
July 31, 1999                  9.813         10.36        0.081          9.66
August 31, 1999                9.250         10.21        0.081          9.28
September 30, 1999             8.875         10.10        0.081          8.77
October 31, 1999               8.688         10.01        0.081          8.87
November 30, 1999              8.313         10.12        0.081          8.31
December 31, 1999              8.125         10.13        0.081          8.11
January 31, 2000               8.625         10.05        0.081          8.61
February 29, 2000              8.125         10.02        0.081          8.18
March 31, 2000                 8.250          9.74        0.081          8.21
April 30, 2000                 8.188          9.65        0.081          8.18
May 31, 2000                   8.375          9.40        0.081          8.49
June 30, 2000                  8.625          9.54        0.081          8.70
July 31, 2000                  8.813          9.47        0.081          8.90
August 31, 2000                8.938          9.44        0.081          8.95
September 29, 2000             8.688          9.13        0.081          8.61
October 31, 2000               8.000          8.69        0.081          8.07
November 30, 2000              7.500          8.07        0.081          7.62
December 29, 2000              8.437          8.33        0.082          8.32
January 31, 2001               9.350          8.86        0.082          8.82
February 28, 2001              9.000          8.84        0.082          8.85
March 30, 2001                 9.110          8.40        0.082          8.53
April 30, 2001                 8.210          8.21        0.079          8.67
May 31, 2001                   8.530          8.16        0.079          8.17
June 30, 2001                  8.240          7.67        0.077          7.64
July 31, 2001                  8.270          7.63        0.077          7.75
August 31, 2001                7.580          7.56        0.077          7.54
September 28, 2001             6.960          6.94        0.067          6.96
October 31, 2001               6.880          6.99        0.067          7.02
November 30, 2001              7.420          7.23        0.067          7.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

     If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

   If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited) (continued)
--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                   -----------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Managed
HIGH INCOME
PORTFOLIO INC.

Directors

Allan J. Bloostein
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator

Smith Barney Fund Management LLC
125 Broad Street
10th Floor, MF-2
New York, New York 10004

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0839 1/02